United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

June 7, 2011
Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.
(Exact Name of Registrant as Specified in Charter)

1-6479-1
Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

666 Third Avenue

New York, New York  10017

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Information to be Included in the Report.

On June 7, 2011, Overseas Shipholding Group, Inc. (the “Registrant”) held its Annual Meeting of Stockholders. The Registrant had 30,467,388 shares of its Common Stock outstanding and entitled to vote at the Annual Meeting, of which 26,861,445 shares were represented at the meeting by holders present in person or by proxy, constituting 88.16% of the shares outstanding and entitled to vote.  At the Annual Meeting, stockholders elected thirteen Directors, ratified the appointment of PricewaterhouseCoopers LLP as the Registrant’s independent registered public accounting firm for the year 2011, approved, in an advisory vote, the compensation of the Named Executive Officers for 2010 as described in the Compensation Discussion and Analysis section and in the accompanying compensation tables and narrative in the Registrant’s Proxy Statement and recommended, on an advisory basis, one year as the preferred frequency of future stockholder votes on the Named Executive Officer compensation disclosed in the Registrant’s Proxy Statement.  All of the nominees for Directors were duly elected to serve, subject to the Registrant’s By-laws, as Directors of the Registrant until the next Annual Meeting and until election and qualification of their successors.

The tabulation of the votes cast for each nominee for Director was as follows:

NUMBER OF SHARES
NAME OF NOMINEE FOR DIRECTOR	VOTED FOR	WITHHELD AUTHORITY TO VOTE	BROKER NON-VOTES
Morten Arntzen	24,097,371	231,998	2,532,076
Oudi Recanati	22,130,262	2,199,107	2,532,076
G. Allen Andreas III	21,632,325	2,692,044	2,532,076
Alan R. Batkin	24,063,308	266,061	2,532,076
Thomas B. Coleman	24,157,243	172,126	2,532,076
Charles A. Fribourg	24,142,917	186,452	2,532,076
Stanley Komaroff	24,068,156	261,213	2,532,076
Solomon N. Merkin	24,070,976	258,393	2,532,076
Joel I. Picket	21,606,679	2,722,690	2,532,076
Ariel Recanati	19,162,015	5,167,354	2,532,076
Thomas F. Robards	21,628,671	2,700,698	2,532,076
Jean-Paul Vettier	24,156,581	172,788	2,532,076
Michael J. Zimmerman	24,088,472	240,897	2,532,076

The resolution to ratify the appointment of PricewaterhouseCoopers LLP as the Registrant’s independent registered public accounting firm for the year 2011 was ratified by a vote of 22,419,402 shares in favor, 4,428,465 shares against and 13,578 shares abstained.  There were no broker non-votes.

The resolution to approve, in an advisory vote, the compensation of the Named Executive Officers for 2010 as described in the Compensation Discussion and Analysis section and in the accompanying compensation tables and narrative in the Registrant’s Proxy Statement was approved by a vote of 22,802,209 shares in favor, 935,475 shares against and 591,685 shares abstained.  There were 2,532,076 broker non-votes.

The resolution to recommend, on an advisory basis, whether the preferred frequency of future stockholder advisory votes on the Named Executive Officer compensation disclosed in the Registrant’s Proxy Statement should be every one, two or three years received the votes set forth in the table below:

One Year Frequency	Two Year Frequency	Three Year Frequency	Abstain
12,198,769	58,520	11,485,566	586,514

There were 2,532,076 broker non-votes.  In accordance with the results of this vote, the Board of Directors determined to implement an annual advisory vote on Named Executive Officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC. (Registrant)

Date: June 10, 2011	By: /s/James I. Edelson
	Name: Title:	James I. Edelson Senior Vice President, General Counsel and Secretary